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                                              EXHIBIT 23.1

     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference into this registration statement on Form S-8 of our report dated February 19, 1999 included in Pogo Producing
Company's Annual Report on Form 10-K for the year ended December 31, 1998.

                         /s/ ARTHUR ANDERSEN LLP

                         ARTHUR ANDERSEN LLP

Houston, Texas
September 2, 1999